UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2023

ELLINGTON FINANCIAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34569	26-0489289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Forest Avenue

Old Greenwich, CT 06870

(Address and zip code of principal executive offices)

Registrant's telephone number, including area code: (203) 698-1200

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	EFC	The New York Stock Exchange
6.750% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	EFC PR A	The New York Stock Exchange
6.250% Series B Fixed-Rate Reset Cumulative Redeemable Preferred Stock	EFC PR B	The New York Stock Exchange
8.625% Series C Fixed-Rate Reset Cumulative Redeemable Preferred Stock	EFC PR C	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.    Entry Into a Material Definitive Agreement

Merger Agreement

On June 30, 2023, Ellington Financial Inc., a Delaware corporation (“EFC”), EF Acquisition I LLC, a Maryland limited liability company and a direct, wholly-owned subsidiary of EFC (“Merger Sub”), and Great Ajax Corp., a Maryland corporation (“Great Ajax”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the terms and conditions therein, Great Ajax will be merged with and into Merger Sub, with Merger Sub remaining as a wholly-owned subsidiary of EFC (such surviving company, the “Surviving Company,” and such transaction, the “Merger”). Following the consummation of the Merger, the Surviving Company will be contributed to Ellington Financial Operating Partnership LLC, a Delaware limited liability company and EFC’s operating partnership subsidiary (the “EFC OP”), in exchange for limited liability company interests in the EFC OP. The board of directors of EFC has unanimously approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement.

Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), all of the property, assets, rights, privileges, immunities, purposes, powers and franchises of each of Great Ajax and Merger Sub will transfer to, vest in, and devolve on the Surviving Company without further act or deed, reversion or impairment, and all debts, obligations and liabilities of each of Great Ajax and Merger Sub will become the debts, obligations and liabilities of the Surviving Company (including those related to the 7.25% Convertible Senior Notes due 2024 of Great Ajax and the 8.875% Senior Unsecured Notes due 2027 of Great Ajax Operating Partnership L.P., a Delaware limited partnership (the “Great Ajax OP”)). In addition, at the Effective Time, each share of common stock, par value $0.01 per share, of Great Ajax issued and outstanding immediately prior to the Effective Time (excluding any shares held by EFC or Merger Sub or by any wholly owned subsidiary of EFC, Merger Sub or Great Ajax) (“Great Ajax Common Stock”) will automatically be converted into the right to receive from EFC:

•	a number of newly and validly issued, fully-paid and nonassessable shares of common stock, $0.001 par value per share, of EFC (“EFC Common Stock”) based on a fixed exchange ratio (the “Exchange Ratio”) of 0.5308, subject to adjustment as provided in the Merger Agreement, including for certain dilutive or accretive share issuances by Great Ajax or EFC prior to the Effective Time; and

•	if applicable, that amount of cash equal to the Contingent Cash Purchase Price (as defined below) divided by the aggregate number of shares of Great Ajax Common Stock and Great Ajax Restricted Shares (as defined below) entitled to receive the Merger Consideration (collectively, the “Merger Consideration”).

The “Contingent Cash Purchase Price” is an amount of cash that EFC has agreed, pursuant to the Merger Agreement, to pay to holders of Great Ajax Common Stock depending upon certain potential repurchases of Great Ajax securities prior to the closing of the Merger (“Closing”) on certain terms set forth in the Merger Agreement.

Each share of Great Ajax Common Stock issued under the Great Ajax Corp. 2014 Director Equity Plan and the Great Ajax Corp. 2016 Equity Incentive Plan (each, as amended from time to time, a “Great Ajax Equity Plan”) that is unvested and/or subject to a repurchase option or obligation, risk of forfeiture or other lapse restriction (each, a “Great Ajax Restricted Share”) that is issued and outstanding as of immediately prior to the Effective Time, will, as of immediately prior to the Effective Time, become fully vested and all restrictions and limitations with respect thereto will lapse as of immediately prior to the Effective Time, and each Great Ajax Restricted Share will, as of the Effective Time, automatically and without any action on the part of the holder thereof, be considered outstanding for all purposes of the Merger Agreement, including the right to receive the Merger Consideration.

The obligations of the parties to consummate the Merger are subject to a number of conditions, including, among others, (a) the approval (the “Great Ajax Stockholder Approval”) of the transactions contemplated by the Merger Agreement, including the Merger, by the affirmative vote of holders of at least a majority of the outstanding shares of Great Ajax Common Stock entitled to vote thereon at the Great Ajax Stockholders Meeting (as defined below) in accordance with the Maryland General Corporation Law and the organizational documents of Great Ajax, (b) the effectiveness of a registration statement on Form S-4 to register the issuance of EFC Common Stock in connection with the Merger, (c) the approval for listing on the New York Stock Exchange as of, subject to official notice of issuance, or prior to immediately following the Effective Time of the shares of EFC Common Stock that will be issued in connection with the Merger, (d) the respective representations and warranties of the parties being true and correct, subject to the materiality standards and other qualifiers contained in the Merger Agreement, (e) each party’s compliance in all material respects with their respective covenants and agreements set forth in the Merger Agreement, (f) the absence of a material adverse effect with respect to either Great Ajax or EFC, (g) the receipt by each party of (1) an opinion from the counterparty’s legal counsel that such counterparty has been organized and operated in conformity with the requirements for qualification and taxation as a real estate investment trust (“REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”), commencing with the taxable year ended December 31, 2019, and (2) a tax opinion from such party’s own legal counsel that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, (h) the (1) entry by Great Ajax and Great Ajax’s external manager (the “Great Ajax Manager”) into an amendment to the Third Amended and Restated Management Agreement, dated as of April 28, 2020, by and among Great Ajax, Great Ajax OP and the Great Ajax Manager (as amended by the First Amendment to the Third Amended and Restated Management Agreement, dated as of March 1, 2023, the “Great Ajax Management Agreement”) providing for, among other things, (i) the termination of the Great Ajax Management Agreement prior to Closing, (ii) the payment of the termination fee and reimbursable expenses under the Great Ajax Management Agreement to the Great Ajax Manager prior to the Closing, (iii) the Great Ajax Manager to deliver, or cause its affiliates to deliver, to Great Ajax or EFC prior to the Closing all material contracts and records pertaining to the business or operations of Great Ajax and in the Great Ajax Manager’s or any of its affiliates’ possession or control and (iv) a customary release of claims, and (2) valid termination of the Great Ajax Management Agreement; (i) the obtaining and delivery to EFC of certain consents; (j) the entry by Great Ajax, EFC and Great Ajax’s affiliated servicer (the “Servicer”) into an assignment agreement providing for the assignment of the rights and obligations of Great Ajax under the Servicing Agreement (as defined in the Merger Agreement) to EFC in order for the Servicer to continue as the mortgage servicer for each of the mortgage loans owned by Great Ajax and any of its subsidiaries immediately prior to the Closing Date and serviced by the Servicer immediately prior to the date on which the Closing occurs so long as EFC or any of its affiliates maintains an ownership interest in such loan; and (k) the delivery of certain certificates.

2

Each of the parties to the Merger Agreement has made certain customary representations, warranties and covenants. Among other things, the Merger Agreement provides that each of Great Ajax and EFC will, until the Effective Time and subject to certain agreed-upon exceptions, maintain its status as a REIT and use commercially reasonable efforts to operate their respective businesses in all material respects in the ordinary course, preserve substantially intact its current business organization and preserve key business relationships. Each of Great Ajax and EFC is subject to restrictions as specified in the Merger Agreement on certain actions each company may take prior to the Effective Time, including, among other things, actions related to amending organizational documents, declaring dividends, issuing or repurchasing capital stock, engaging in certain business transactions and incurring certain indebtedness.

The Merger Agreement contains a “no-shop” provision, which prohibits Great Ajax and its subsidiaries from, among other things, (a) initiating, soliciting or knowingly encouraging or facilitating the making of a competing proposal; (b) engaging in any discussions or negotiations with any person with respect to a competing proposal; (c) furnishing any non-public information regarding Great Ajax or any of its subsidiaries, or access to the properties, assets or employees of Great Ajax or any of its subsidiaries in connection with a competing proposal; (d) releasing any person from or failing to enforce any confidentiality agreement, standstill agreement or similar obligation, provided that Great Ajax may grant waivers of, and not enforce, any standstill provision or similar obligation in effect on the date of the Merger Agreement solely to the extent necessary to permit the counterparty thereto to make a competing proposal; (e) entering into a binding or non-binding letter of intent, agreement in principle or other agreement providing for a competing proposal; or (f) effecting a change of recommendation to Great Ajax’s stockholders regarding the Merger or publicly recommending the approval of a competing proposal. The no-shop provisions are subject to certain exceptions as more fully described in the Merger Agreement, including the ability of Great Ajax to engage in the foregoing activities under certain circumstances in the event that it receives a bona fide competing proposal that did not arise from a breach of the non-solicitation provisions in the Merger Agreement.

At any time prior to obtaining the Great Ajax Stockholder Approval, under certain specified circumstances, the board of directors of Great Ajax may change its recommendation to Great Ajax’s stockholders regarding the Merger if the Great Ajax board of directors determines in good faith after consulting with its outside legal counsel that the failure to do so would be inconsistent with its legal duties as directors under applicable law, provided that Great Ajax complies with the procedures set forth in the Merger Agreement. If such change of recommendation is made in response to a proposal that the board of directors of Great Ajax has determined in good faith (after consultation with its outside legal counsel and financial advisors) is a “superior proposal”, after taking into account any adjustment to the terms and conditions of the Merger Agreement proposed by EFC in accordance with the Merger Agreement, Great Ajax may terminate the Merger Agreement to accept such superior proposal upon payment of the termination fee described below.

The Merger Agreement contains certain termination rights for both Great Ajax and EFC, including if the Merger is not completed on or before January 31, 2024, the failure to obtain the Great Ajax Stockholder Approval, a change of recommendation of Great Ajax’s board of directors regarding the Merger, and breaches by the other party of certain covenants. In the event of a termination of the Merger Agreement under certain circumstances, including a change of recommendation by the Great Ajax board of directors regarding the Merger or Great Ajax’s acceptance of a superior proposal, Great Ajax would be required to pay EFC a termination fee of $6,867,000.

In the Merger Agreement, Great Ajax has agreed to use commercially reasonable efforts to cause each of the holders of warrants representing the right to purchase shares of Great Ajax Common Stock (the “Great Ajax Warrants”) to sell such Great Ajax Warrants to Great Ajax immediately prior to Closing, by exercising the Put Option thereunder in whole for the Put Price (as such terms are defined in each such Great Ajax Warrant), or take such other action to cause the Great Ajax Warrants to no longer be outstanding immediately prior to Closing, at a cost not to exceed the Put Price, subject to certain limitations. In addition, Great Ajax has agreed to use commercially reasonable efforts to effect the redemption of each outstanding share of Great Ajax 7.25% Series A Preferred Stock, $0.01 par value per share (the “Great Ajax Series A Preferred Stock”), and Great Ajax 5.00% Series B Preferred Stock, $0.01 par value per share (the “Great Ajax Series B Preferred Stock”), immediately prior to Closing, or take such other action to cause each outstanding share of Great Ajax Series A Preferred Stock and Great Ajax Series B Preferred Stock to no longer be outstanding immediately prior to Closing, in accordance with the terms in the Merger Agreement.

3

In accordance with the Merger Agreement, EFC will prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) a Form S-4 registering the shares of EFC Common Stock issuable in the Merger, and Great Ajax will prepare a mutually acceptable proxy statement with respect to the special meeting of Great Ajax’s common stockholders to be convened for purposes of approving the Merger and the other transactions contemplated by the Merger Agreement (the “Great Ajax Stockholders Meeting”). The proxy statement will be included in the Form S-4 and will contain, subject to certain exceptions, the recommendation of the Great Ajax board of directors that Great Ajax stockholders vote in favor of approval of the transactions contemplated by the Merger Agreement, including the Merger.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The representations and warranties of each of the parties set forth in the Merger Agreement have been made solely for the benefit of the other parties to the Merger Agreement and such representations and warranties should not be relied on by any other person. In addition, such representations and warranties (a) have been qualified by disclosures made to the other parties in connection with the Merger Agreement, (b) are subject to the materiality standards contained in the Merger Agreement that may differ from what may be viewed as material by investors and (c) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement.

Item 7.01.   Regulation FD Disclosure

On July 3, 2023, EFC and Great Ajax issued a joint press release announcing the execution of the Merger Agreement. On the same day, EFC made available an investor presentation. A copy of the joint press release is furnished as Exhibit 99.1 and a copy of the investor presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K. Both Exhibit 99.1 and Exhibit 99.2 are incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information (including Exhibit 99.1 and Exhibit 99.2) be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of June 30, 2023, by and among Ellington Financial Inc., EF Acquisition I LLC and Great Ajax Corp.*
99.1	Joint Press Release dated July 3, 2023
99.2	Investor Presentation dated July 3, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules have been omitted. EFC agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

4

ADDITIONAL INFORMATION ABOUT THE MERGER

In connection with the proposed Merger, EFC intends to file a registration statement on Form S-4 with the SEC that includes a Great Ajax proxy statement and an EFC prospectus. This communication is not a substitute for the registration statement, the proxy statement/prospectus or any other documents that will be made available to Great Ajax stockholders. In connection with the proposed Merger, EFC and Great Ajax also plan to file relevant materials with the SEC. GREAT AJAX STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE RELEVANT PROXY STATEMENT/PROSPECTUS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. A definitive proxy statement/prospectus will be sent to Great Ajax’s stockholders. Investors may obtain a copy of the proxy statement/prospectus (when it becomes available) and other relevant documents filed by EFC and Great Ajax free of charge at the SEC’s website, www.sec.gov. Copies of the documents filed by EFC with the SEC will be available free of charge on EFC’s website at www.ellingtonfinancial.com or by contacting EFC’s Investor Relations at (203) 409-3575. Copies of the documents filed by Great Ajax with the SEC will be available free of charge on Great Ajax’s website at www.greatajax.com or by contacting Great Ajax at (503) 505-5670.

PARTICIPANTS IN SOLICITATION RELATING TO THE MERGER

EFC and Great Ajax and their respective directors and executive officers and certain other affiliates of EFC and Great Ajax may be deemed to be participants in the solicitation of proxies from Great Ajax stockholders in connection with the proposed Merger.

Information about the directors and executive officers of Great Ajax is available in the proxy statement for its 2023 annual meeting of stockholders filed with the SEC on April 21, 2023. Information about the directors and executive officers of EFC is available in the proxy statement for its 2023 annual meeting of stockholders filed with the SEC on April 6, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed Merger when they become available. Great Ajax stockholders should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Investors may obtain free copies of these documents from EFC or Great Ajax using the sources indicated above.

NO OFFER OR SOLICITATION

This communication and the information contained herein does not constitute an offer to sell or the solicitation of an offer to buy or sell any securities or a solicitation of a proxy or of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. This communication may be deemed to be solicitation material in respect of the proposed Merger.

5

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical in nature and can be identified by words such as “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “continue,” “intend,” “should,” “would,” “could,” “goal,” “objective,” “will,” “may,” “seek” or similar expressions or their negative forms. Such forward-looking statements may include or relate to statements about the proposed Merger, including its financial and operational impact; the benefits of the proposed Merger; pro forma ownership of the combined company; the scale, market presence, market capitalization, portfolio diversification, liquidity or earnings of the combined company; enhanced access to securitization markets; anticipated synergies regarding Great Ajax’s equity investments in its affiliated servicer, Gregory Funding LLC; the relationship with Gregory Funding LLC; anticipated creditworthiness of acquired assets; alignment of acquired assets with existing management platform; anticipated operating efficiencies; anticipated market capitalization; beliefs about strategic and financial benefits; expected enhancements to liquidity; anticipated operating expense efficiencies and other G&A savings; implementation of hedging, trading, and structuring capabilities and their impact on the portfolio and returns to stockholders;; capital rotation out of certain assets and redeployment into other strategies; expected accretion to earnings and the timing of the expected accretion; investment opportunities and returns of the combined company; future growth; access to capital markets; portfolio optimization; delivery of greater returns; price/tangible book value multiple; synergistic expansion expected to drive accretive earnings; the timing of future events; and other statements of management’s beliefs, intentions or goals. These statements are based on EFC’s and Great Ajax’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. EFC and Great Ajax can give no assurance that their expectations will be attained. Factors that could cause actual results to differ materially from EFC’s or Great Ajax’s expectations include, but are not limited to, the risk that the proposed Merger or any other proposed strategic transaction will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or the definitive agreement for any other proposed strategic transaction; the failure to satisfy the conditions to the consummation of the proposed Merger or any other proposed strategic transaction, including any necessary stockholder approvals; failure to realize the expected benefits of the proposed Merger; significant transaction costs and/or unknown or inestimable liabilities; risks related to the disruption of management’s attention from ongoing business operations due to the proposed Merger or any other proposed strategic transaction; the effect of the announcement of the proposed Merger or any other proposed strategic transaction on the operating results and businesses generally of EFC, Great Ajax or any other party to a proposed strategic transaction with EFC; the risk of shareholder litigation in connection with the proposed Merger and the outcome of any legal proceedings relating to the proposed Merger or any other proposed strategic transaction, including related expense or delay; the ability to successfully integrate the businesses following the proposed Merger or any other proposed strategic transaction or that such integration may be more difficult, time-consuming or costly than expected; changes in interest rates or the market value of the investments of EFC, Great Ajax or any other party to a proposed strategic transaction with EFC; market volatility; changes in mortgage default rates and prepayment rates; the availability and terms of financing; changes in government regulations affecting the business of EFC, Great Ajax or any other party to a proposed strategic transaction with EFC; the ability of EFC and Great Ajax to maintain their exclusion from registration under the Investment Company Act of 1940; the ability of EFC and Great Ajax to maintain their qualification as a REIT; changes in market conditions and economic trends, such as changes to fiscal or monetary policy, heightened inflation, slower growth or recession, and currency fluctuations; and other factors, including those set forth in the section entitled “Risk Factors” in EFC’s most recent Annual Report on Form 10-K and Great Ajax’s most recent Annual Report on Form 10-K and EFC’s and Great Ajax’s Quarterly Reports on Form 10-Q filed with the SEC, and other reports filed by EFC and Great Ajax with the SEC, copies of which are available on the SEC’s website, www.sec.gov. Forward-looking statements are not guarantees of performance or results and speak only as of the date such statements are made. Except as required by law, neither EFC nor Great Ajax undertakes any obligation to update or revise any forward-looking statement in this communication, whether to reflect new information, future events, changes in assumptions or circumstances or otherwise.

6

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELLINGTON FINANCIAL INC.

Date:	July 3, 2023	By:	/s/ JR Herlihy
JR Herlihy
Chief Financial Officer

7